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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _____________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): AUGUST 28, 2004


                             WYNN RESORTS, LIMITED
             (Exact Name of Registrant as Specified in its Charter)


             NEVADA                    000-50028            46-0484987
 (State or Other Jurisdiction of      (Commission         (I.R.S. Employer
         Incorporation)               File Number)       Identification No.)


       3131 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                                 89109
  (Address of Principal Executive Offices)                  (Zip Code)


                                (702) 770-7555
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 1.01    Entry into a Material Definitive Agreement.
---------    -------------------------------------------

             Between August 28, 2004 and September 1, 2004, Wynn Resorts, Limited ("Wynn Resorts") and Wynn Resorts International, Ltd., a subsidiary of Wynn Resorts, entered into agreements with the third parties named in Item 9.01 owning 17.5% of the indirect economic interests in Wynn Resorts (Macau), S.A. pursuant to which those interests will be exchanged for a total of 1,333,333 shares of Wynn Resorts' common stock. Mr. Wong Chi Seng, one of the third parties and the current Executive Director of Wynn Resorts (Macau), S.A., will continue to serve as Executive Director, and own a 10% voting interest in Wynn Resorts (Macau), S.A. Mr. Wong's interest will provide nominal preferential annual dividends and capital distributions of up to one Macau pataca (US$0.12). Upon the closing of the transactions, Wynn Resorts will indirectly own all other economic interests in Wynn Resorts (Macau), S.A. The third parties received registration rights obligating Wynn Resorts to file a shelf registration statement with respect to the shares received. The closing is subject to customary conditions and to the effectiveness of the registration statement.


Item 3.02    Unregistered Sales of Equity Securities.
---------    ----------------------------------------

             Reference is made to Item 1.01. The sales will be made in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended.


Item 9.01    Financial Statements and Exhibits.
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             (c)     Exhibits:

                     Exhibit
                     Number           Description
                     -------          -----------

                     *4.1 Registration Rights Agreement, dated as of August 28, 2004, by and between Wynn Resorts, Limited and S.H.W. & Co. Limited

                     *4.2 Registration Rights Agreement, dated as of September 1, 2004, by and between Wynn Resorts, Limited and Classic Wave Limited

                     *4.3 Registration Rights Agreement, dated as of September 1, 2004, by and between Wynn Resorts, Limited and L'Arc de Triomphe Limited

                     *4.4 Registration Rights Agreement, dated as of September 1, 2004, by and between Wynn Resorts, Limited and SKKG Limited

                     *10.1 Exchange Agreement, dated as of August 28, 2004, by and among Wynn Resorts, Limited, Wynn Resorts International, Ltd., Wong Chi Seng and S.H.W. & Co. Limited

                     *10.2 Exchange Agreement, dated as of September 1, 2004, by and among Wynn Resorts, Limited, Wynn Resorts International, Ltd., Kwan Yan Ming and Classic Wave Limited

                     *10.3 Exchange Agreement, dated as of September 1, 2004, by and among Wynn Resorts, Limited, Wynn Resorts International, Ltd., Kwan Yan Ming and L'Arc de Triomphe Limited

                     *10.4 Exchange Agreement, dated as of September 1, 2004, by and among Wynn Resorts, Limited, Wynn Resorts International, Ltd., Wong Chi Seng and SKKG Limited

                    *Previously filed with the Registration Statement on Form
                     S-3 filed by the Registrant on September 1, 2004
                     (File No. 333-118741)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 2, 2004

                                             Wynn Resorts, Limited


                                             By: /s/ John Strzemp
                                                 ----------------------------
                                             John Strzemp
                                             Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

      Exhibit
      Number           Description
      -------          -----------

      *4.1 Registration Rights Agreement, dated as of August 28, 2004, by and between Wynn Resorts, Limited and S.H.W. & Co. Limited

      *4.2 Registration Rights Agreement, dated as of September 1, 2004, by and between Wynn Resorts, Limited and Classic Wave Limited

      *4.3 Registration Rights Agreement, dated as of September 1, 2004, by and between Wynn Resorts, Limited and L'Arc de Triomphe Limited

      *4.4 Registration Rights Agreement, dated as of September 1, 2004, by and between Wynn Resorts, Limited and SKKG Limited

      *10.1 Exchange Agreement, dated as of August 28, 2004, by and among Wynn Resorts, Limited, Wynn Resorts International, Ltd., Wong Chi Seng and S.H.W. & Co. Limited

      *10.2 Exchange Agreement, dated as of September 1, 2004, by and among Wynn Resorts, Limited, Wynn Resorts International, Ltd., Kwan Yan Ming and Classic Wave Limited

      *10.3 Exchange Agreement, dated as of September 1, 2004, by and among Wynn Resorts, Limited, Wynn Resorts International, Ltd., Kwan Yan Ming and L'Arc de Triomphe Limited

      *10.4 Exchange Agreement, dated as of September 1, 2004, by and among Wynn Resorts, Limited, Wynn Resorts International, Ltd., Wong Chi Seng and SKKG Limited

      * Previously filed with the Registration Statement on Form S-3 filed by the Registrant on September 1, 2004 (File No. 333-118741)